                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               FEBRUARY 17, 1998
                        ______________________________
               Date of Report (Date of earliest event reported)


                         CREDENCE SYSTEMS CORPORATION
              ___________________________________________________
              (Exact name of registrant as specified in charter)



          DELAWARE               0-22366                94-2878499
________________________________________________________________________________
(State or other jurisdiction   (Commission            (IRS Employer
     of incorporation)         File Number)         Identification No.)


       215 FOURIER AVENUE, FREMONT, CALIFORNIA                  94539
________________________________________________________________________________
       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (510) 657-7400
                                                      __________________________


                                      N/A
________________________________________________________________________________
        (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On February 17, 1998, the Registrant issued a press release reporting the financial results for its first quarter ended January 31, 1998.


Item 7.  Exhibits.

         A copy of the Registrant's press release announcing its financial results for the first quarter ended January 31, 1998 is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CREDENCE SYSTEMS CORPORATION
                                    ----------------------------
                                         (Registrant)


Date:  February 23, 1998            By  /s/ Jerry Bruce
                                      -----------------
                                    Name:  Jerry Bruce
                                    Title:  Acting Chief Financial Officer, Vice
                                            President and Controller

                               INDEX TO EXHIBITS




    Exhibit No.               Description                               Page
    -----------               -----------                               ----

    99.1 Press Release disseminated February 17, 1998 regarding the Registrant's financial results for the first quarter ended January 31, 1998.